Exhibit 99.1

2018 Fourth Quarter Results Investor Presentation

This communication contains certain forward-looking information about PacWest that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Such statements include future financial and operating results, expectations, intentions and other statements that are not historical facts. Such statements are based on information available at the time of this communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control. Actual results may differ materially from those set forth or implied in the forward-looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the Securities and Exchange Commission. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Forward-Looking Statements

Company Overview 4 Fourth Quarter Highlights 8 Investment Securities 14 Loans and Leases 16 Credit Quality 25 Deposits 30 Net Interest Margin 33 Controlled Expenses 38 Acquisitions 41 Strong Franchise Value 43 Non-GAAP Measurements 46 Presentation Index

Company Overview

We are a commercial bank focused on core deposit growth paired with national lending and venture banking groups NASDAQ traded (PACW) with a market capitalization of $4.7 billion (1) Average daily trading volume of 1,473,215 shares over the last three months (1) Dividend: $2.40 per share, 6.15% yield (1) 5th largest publicly-traded bank headquartered in California with total assets of $25.7 billion, loans and leases of $18.0 billion and deposits of $18.9 billion at December 31, 2018 Profitable Growth Net earnings of $115.0 million, return on average assets (“ROAA”) of 1.84% and return on average tangible equity (“ROATE”) of 21.23% for 4Q18 Net earnings of $465.3 million, return on average assets of 1.91% and return on average tangible equity of 21.22% for full year 2018 Industry leading tax equivalent NIM of 4.91% for 4Q18 and 5.05% for full year 2018 Loan and lease production of $1.57 billion for 4Q18 and $4.89 billion for full year 2018 $16.3 billion of core deposits with cost of average total deposits of 62 bps for 4Q18 and 44 bps for full year 2018 NPAs at 0.47% of total loans and leases and foreclosed assets for 4Q18 Efficiency ratio of 41.0% for full year 2018 Experienced acquirer with 29 bank and finance company acquisitions since 2000 Analyst coverage: BMO Capital Markets, D.A. Davidson & Co., FIG Partners, JMP Securities, Keefe, Bruyette & Woods, Piper Jaffray, Raymond James, Sandler O’Neill & Partners, Stephens Inc., SunTrust Robinson Humphrey, Wedbush Morgan, Wells Fargo Securities (1) As of January 25, 2019 Company Overview

Business Model Community Banking National Lending Venture Banking Pacific Western Bank Attractive branch network with 74 full service branches in California Offers a full suite of deposit products and services, including on-line banking Focused on business lending products, including commercial real estate and tax-exempt Limited consumer loan offerings Borrower relationships generally include a deposit account Efficient deposit model with average Community Banking branch size of $162 million Diversified by loan and lease type, geography and industry Asset-Based Lending (ABL) Lender Finance & Timeshare, Equipment Financing, Premium Finance and General ABL Security Cash Flow Lending Commercial Real Estate General, Multifamily, SBA, Healthcare and Construction Focus on small to middle-market businesses Expertise in niche segments limits new competitors Borrower relationships may include deposit accounts and treasury services Five banking groups: Technology, Life Sciences, Equity Funds Group, Structured Finance, Specialty Finance Operates a single branch in Durham, NC with $6.9 billion in deposits Offices located in key innovative hubs across the United States Offers a comprehensive suite of financial services for venture-backed companies and their venture capital and private equity investors Provides comprehensive treasury management solutions, including credit cards and international-related products and services to clients Borrower relationships almost always include a deposit account Operates Square 1 Asset Management (registered investment advisor)

Source: SNL Financial and FactSet Research Systems; Market data as of January 25, 2019. Note: KBW Regional Bank Index (KRX) includes 50 institutions with a median market cap of $4.5 billion as of December 31, 2018; median weighted by market capitalization. Five Year Total Return

Fourth Quarter Highlights

See “Non-GAAP Measurements” slides beginning on page 46. Fourth Quarter Highlights Robust Earnings Net earnings of $115.0 million EPS of $0.93 ROAA and ROATE of 1.84% and 21.23% (1) Industry Leading Net Interest Margin Tax equivalent NIM of 4.91%; 5.05% for full year 2018 Tax equivalent yield on average loans and leases of 6.27% Low Efficiency Ratio Efficiency ratio of 41.7% Average branch size of $252 million in deposits Noninterest expense to average assets of 2.07% Profitable Deposit Base Cost of average total deposits of 62bps Core deposits steady at 87% of total deposits $834 million of core deposit growth Loan and Lease Production and Credit Quality Loan and lease production of $1.57 billion Net loan and lease growth of $728 million; full year loan growth of 5.8% NPAs to total loans and leases and foreclosed assets of 0.47%; 0.68% in 3Q18 Net charge-offs to average loans and leases of 0.46%; 0.26% for full year 2018 Net charge-offs 36% lower for full year 2018 compared to 2017 Strong Capital Levels Tangible common equity ratio of 9.60% (1) CET1 and total capital ratios of 10.01% and 12.72%

See “Non-GAAP Measurements” slides beginning on page 46. . Financial Highlights ? ($ in millions, except per share amounts) 4Q18 3Q18 Q / Q Total Assets 25,731 $ 24,782 $ 4% Loans and Leases Held for Investment, net of deferred fees 17,958 $ 17,230 $ 4% Total Deposits 18,871 $ 17,880 $ 6% Core Deposits 16,347 $ 15,513 $ 5% Net Earnings 115.0 $ 116.3 $ -1% Earnings Per Share 0.93 $ 0.94 $ -1% Return on Average Assets ("ROAA") 1.84% 1.89% -0.05 Return on Average Tangible Equity ("ROATE") (1) 21.23% 21.61% -0.38 Tangible Common Equity Ratio (1) 9.60% 9.61% -0.01 Tangible Book Value Per Share (1) 18.02 $ 17.28 $ 4% Tax Equivalent Net Interest Margin 4.91% 4.99% -0.08 Efficiency Ratio 41.7% 40.9% 0.8%

See “Non-GAAP Measurements” slides beginning on page 46. . Year-Over-Year Financial Highlights ? ($ in millions, except per share amounts) 2018 2017 Y / Y Total Assets 25,731 $ 24,995 $ 3% Loans and Leases Held for Investment, net of deferred fees 17,958 $ 16,973 $ 6% Total Deposits 18,871 $ 18,866 $ 0% Core Deposits 16,347 $ 15,937 $ 3% Net Earnings 465.3 $ 357.8 $ 30% Earnings Per Share 3.72 $ 2.91 $ 28% Return on Average Assets ("ROAA") 1.91% 1.58% 0.33 Return on Average Tangible Equity ("ROATE") (1) 21.22% 15.15% 6.07 Tangible Common Equity Ratio (1) 9.60% 10.50% -0.90 Tangible Book Value Per Share (1) 18.02 $ 18.24 $ -1% Tax Equivalent Net Interest Margin 5.05% 5.10% -0.05 Efficiency Ratio 41.0% 40.8% 0.2

Solid Earnings Track Record (In millions, except EPS) 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Net Earnings 85.6 $ 78.7 $ 93.6 $ 101.5 $ 84.0 $ 118.3 $ 115.7 $ 116.3 $ 115.0 $ Diluted EPS 0.71 $ 0.65 $ 0.77 $ 0.84 $ 0.66 $ 0.93 $ 0.92 $ 0.94 $ 0.93 $ $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $50 $60 $70 $80 $90 $100 $110 $120 $130 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 EPS Millions Net Earnings Diluted EPS

Solid Capital Position – 4Q18


TCE / TA
11.54%
11.67%
11.75%
12.02%
10.50%
10.43%
9.85%
9.59%
9.60%
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
PACW
Median Banks $15-$40B


T1 Leverage
11.91%
11.87%
11.90%
12.02%
10.66%
10.66%
10.33%
10.10%
10.13%
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
PACW
Median Banks $15-$40B


Total Capital
15.56%
15.56%
15.42%
15.74%
13.75%
14.11%
13.48%
13.51%
12.73%
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
PACW
Median Banks $15-$40B


CET1
12.31%
12.31%
12.28%
12.52%
10.91%
11.16%
10.59%
10.18%
10.02%
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
PACW
Median Banks $15-$40B

PacWest Bancorp

Source: SNL Financial using data as of January 25, 2019

Fourth Quarter 2018 | PACW | p. 13

Investment Securities

3.15% overall portfolio tax equivalent yield (2) (1) Fair value at 12/31/18 (2) Yield is for 4Q18 Investment Portfolio Average Life and Effective Duration Municipal Securities Composition Diversified Investment Portfolio (A) Not rated category comprised primarily of not rated revenue bonds backed by an underlying agency security or CRA-related revenue bonds. 7.0 6.5 6.4 6.3 5.8 6.0 5.7 5.6 5.3 5.2 4 5 6 7 8 4Q17 1Q18 2Q18 3Q18 4Q18 Years Average Life Effective Duration S&P Ratings % Total Issue Type % Total AAA 10% G.O. Limited 6% AA 80% G.O. Unlimited 44% A 3% Revenue 50% BBB 1% Not Rated (A) 6% 100% 100% SBA Securities, $67mm, 2% Agency Residential MBS, $281mm, 7% U.S. Treasuries, $403mm, 10% Agency Residential CMOs, $633mm, 16% Agency Commercial MBS, $1,113mm, 28% Private CMOs, $101mm, 2% Municipal Securities, $1,312mm, 33% Other, $99mm, 2% $4.0 Billion Total Portfolio (1)

Loans and Leases

Diversified Loan and Lease Portfolio Commercial Mortgage Residential Mortgage Commercial Construction Residential Construction Asset - based Venture Capital Other Commercial Consumer As of December 31, 2018 ($ in millions) $ Mix $ Mix Real Estate Mortgage: Commercial 4,824 $ 27% 5,386 $ 32% Income producing and other residential 3,094 17% 2,467 14% Total Real Estate Mortgage 7,918 44% 7,853 46% RE Construction & Land: Commercial 913 5% 769 5% Residential 1,321 8% 822 5% Total RE Construction & Land 2,234 13% 1,591 10% Total Real Estate 10,152 57% 9,444 56% Commercial: Asset-based 3,305 18% 2,925 17% Venture capital 2,039 11% 2,123 13% Other commercial 2,061 12% 2,071 12% Total Commercial 7,405 41% 7,119 42% Consumer 401 2% 410 2% Total Loans HFI (1) 17,958 $ 100% 16,973 $ 100% Unfunded commitments 7,528 $ 6,234 $ (1) Net of deferred fees and costs 12/31/2018 12/31/2017

Diversified Loan and Lease Portfolio Other Commercial, $3,238mm, 32% Other Residential, $123mm, 1% Healthcare, $452mm, 4% Income Producing Residential, $2,971mm, 29% Hospitality, $575mm, 6% SBA, $559mm, 6% Construction & Land, $2,234mm, 22% Real Estate ($10.2B) Lender Finance & Timeshare, $1,781mm, 54% Equipment Finance, $734mm, 22% Premium Finance, $356mm, 11% Other, $434mm, 13% Asset - Based ($3.3B) ($ in millions) $ Mix $ Mix Asset-Based: Lender Finance & Timeshare 1,781 $ 54% 1,610 $ 55% Equipment Finance 734 22% 657 22% Premium Finance 356 11% 233 8% Other 434 13% 425 15% Total Asset-Based 3,305 $ 100% 2,925 $ 100% 12/31/2018 12/31/2017 ($ in millions) $ Mix $ Mix Real Estate: Other Commercial 3,238 $ 32% 3,295 $ 35% Income Producing Residential 2,971 29% 2,245 24% Construction & Land 2,234 22% 1,591 17% Hospitality 575 6% 695 7% SBA 559 6% 552 6% Healthcare 452 4% 844 9% Other Residential 123 1% 222 2% Total Real Estate 10,152 $ 100% 9,444 $ 100% 12/31/2018 12/31/2017

Diversified Loan and Lease Portfolio Secured Business Loans, $788mm, 38% HOA Loans, $68mm, 3% Security Monitoring, $643mm, 31% Municipal, $121mm, 6% Cash Flow, $114mm, 6% Unsecured Business Loans, $243mm, 12% SBA, $84mm, 4% Other Commercial ($2.1B) Expansion Stage, $908mm, 45% Equity Fund Loans, $798mm, 39% Early Stage, $225mm, 11% Late Stage, $108mm, 5% Venture Capital ($2.0B) ($ in millions) $ Mix $ Mix Venture Capital: Expansion Stage 908 $ 45% 953 $ 45% Equity Fund Loans 798 39% 471 22% Early Stage 225 11% 444 21% Late Stage 108 5% 255 12% Total Venture Capital 2,039 $ 100% 2,123 $ 100% 12/31/2018 12/31/2017 ($ in millions) $ Mix $ Mix Other Commercial: Secured Business Loans 788 $ 38% 744 $ 36% Security Monitoring 643 31% 573 28% Unsecured Business Loans 243 12% 249 12% Municipal 121 6% 67 3% Cash Flow 114 6% 279 13% SBA 84 4% 95 5% HOA Loans 68 3% 64 3% Total Other Commercial 2,061 $ 100% 2,071 $ 100% 12/31/2018 12/31/2017

Construction & Land Loans - $2.2 billion at 12/31/18

- PacWest originates construction loans in both its National Lending and Community Banking groups.
- The National Lending (NL) construction department was started in early 2015 with the hiring of a seasoned team with multiple years of experience working together.
- NL originates primarily non or limited recourse, primarily up to 60% loan-to-cost loans to high quality, experienced, well-capitalized institutional sponsors for ground-up construction and major renovation projects.
- NL commitments have completion guaranties, debt service guaranties, recourse guaranties triggered by bad acts, and environmental indemnities. Typically these commitments are not funded until after substantially all borrower equity and subordinated debt has been invested and the cost to complete the project has been re-evaluated, reducing credit risk from construction costs being more than anticipated and/or construction taking longer than anticipated.
- NL considers projects in the top 25 MSAs where the senior team has experience, market knowledge and contacts. Current concentrations are in California, New York City and Washington DC.
- Community Banking (CB) originates construction loans primarily within Pacific Western Bank's Southern California footprint.
- CB may advance up to 70% of cost, but on a full recourse basis to well-capitalized sponsors with whom the Bank has prior lending experience.

	National Lending		Community Banking	
($ in millions)	As of December 31, 2018			
Outstanding balance	$	1,111	$	1,123
Unfunded commitments	$	1,730	$	938
Weighted average coupon		6.79%		6.03%
Average commitment	$	43.0	$	3.7
Classified loans	$	-	$	0.4

Total Construction Portfolio by Property Type (UPB)



Multi-family apts, 32%
Condominiums, 13%
Hospitality, 14%
Office, 9%
Land, 7%
Retail, 5%
SFR, 9%
Industrial, Mixed-use & Other, 11%

Construction Commitments



NL-$0-25mm, 6%
NL-$25mm-50mm, 25%
NL-$50mm-100mm, 17%
NL-$100mm-150mm, 10%
CB-$0-10mm, 15%
CB-$10mm-25mm, 11%
CB-$25mm-100mm, 11%
CB-$100mm-150mm, 5%

PacWest Bancorp

Fourth Quarter 2018 | PACW | p. 20

Loan Types Construction- significant projects include: A lifestyle center in Chula Vista, CA A suburban retail center in Garden Grove, CA A grocery-anchored community shopping center in Cary, N.C. High traffic retail infill on San Vicente Blvd. in Los Angeles Owner-Occupied Not adversely affected by rental market volatility SBA retail is 100% owner-occupied SBA guarantied portions retained (75% average guaranty) CRE Traditional retail-focused commercial real estate lending including: National Lending $163mm portfolio of 12 loans across 10 states with $13.6mm average balance focused on lifestyle centers, urban luxury centers and grocery-anchored centers Community Banking $343mm portfolio almost entirely in California focused on suburban retail/strip centers and single tenant retail storefronts No traditional retail mall exposure (1) $31.1 million in classified loans at December 31, 2018 (down from $43.5 million at September 30, 2018) with related SBA guaranties totaling $0.3 million. Retail Real Estate Portfolio Overview Outstanding balance: $692mm (1) /3.9% of Loans

SNCs are not a line of business. SNC relationships are included in business line balances. SNCs are facilities greater than $100 million with a federally supervised agent/lead bank shared by three or more federally supervised financial institutions. At December 31, 2018, 30 SNC borrowers with $840 million outstanding; down 29% from $1.190 billion at December 31, 2017. Credit underwriting standards are the same as standards applied to all loans. No energy-related SNCs. At December 31, 2018, no nonaccrual loans and $67 million (7.9%) in classified loans. Classified loans includes $54.6 million of security monitoring credits, a category with no prior loss history. Shared National Credit (SNC) Relationships RE Rental & Leasing, $117mm, 14% Consumer Finance, $157mm, 19% Real Estate Development, $92mm, 11% Healthcare RE, $82mm, 10% Other, $77mm, 9% Security Monitoring, $246mm, 29% Technology, $69mm, 8% $840 Million of SNC Loans at 12/31/2018

Loan and Lease Production of $1.6 Billion in 4Q18 The weighted average rate on production presents contractual rates and does not include amortized fees. Amortized fees added approximately 30 basis points to loan yields in 2017 and 31 basis points in 2018. 2018 rates are on a tax-equivalent basis Net of deferred fees and costs Quarterly change equals “Net Difference” plus transfers to OREO, charge-offs ,loan sales and acquired loans. 4Q17 includes $2.1 billion of loans acquired from CUB and $1.5 billion of cash flow loans sold. $1,556 $745 $1,257 $1,316 $1,572 $724 $747 $1,204 $967 $1,186 $729 $931 $1,154 $1,133 $1,071 $813 $936 $829 $795 $921 $2,280 $1,492 $2,461 $2,283 $2,758 $1,542 $1,867 $1,983 $1,928 $1,991 4.0% 4.5% 5.0% 5.5% 6.0% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4Q17 1Q18 2Q18 3Q18 4Q18 Avg. Rate on Production Millions Production Disbursements Payoffs Paydowns Avg Production/Disbursements Avg Payoffs/Paydowns Rate on Production ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1)(2) ($ in millions) Loans Beginning Balance (3) Loans Ending Balance (3) Quarterly Change (4) 4Q18 2,758 $ 1,991 $ 767 $ 5.38% 4Q18 17,230 $ 17,958 $ 728 $ 3Q18 2,283 1,928 355 5.17% 3Q18 16,885 17,230 345 2Q18 2,461 1,983 478 5.04% 2Q18 16,455 16,885 430 1Q18 1,492 1,867 (375) 5.37% 1Q18 16,973 16,455 (518) 4Q17 2,280 1,542 738 4.95% 4Q17 15,691 16,973 1,282

Interest Rate Components of the Loan and Lease Portfolio As of December 31, 2018 Amount % (In millions) 1-month LIBOR 5,808 $ 2-month LIBOR 38 3-month LIBOR 107 6-month LIBOR 2,154 12-month LIBOR 133 Total LIBOR-based Loans 8,240 58% Prime Rate 4,661 33% Other Index 1,391 9% Total Variable/Hybrid Loans 14,292 $ 100% Variable-Rate and Hybrid Loans by Index $1,146 $668 $1,034 $4,141 1 Year 2 Years 3 Years > 3 Years Fixed/Hybrid Years to Maturity/Repricing ( In Millions ) Fixed - Rate, 21% Variable - Rate, 61% Hybrid, 18% Loan Portfolio by Repricing Type

Credit Quality

Quarterly Credit Quality Trends (1)

($ in thousands)		4Q17	1Q18	2Q18	3Q18	4Q18
Nonaccrual Loans and Leases HFI	$	155,784	103,725	113,745	112,972	79,333
As a % of Loans and Leases HFI	%	0.92%	0.63%	0.67%	0.66%	0.44%
Nonperforming Assets	$	157,113	105,461	115,976	117,379	84,632
As a % of Loans and Leases & Foreclosed Assets	%	0.93%	0.64%	0.69%	0.68%	0.47%
Classified Loans and Leases HFI (2)	$	278,405	208,042	236,292	260,459	237,110
As a % of Loans and Leases HFI	%	1.65%	1.26%	1.40%	1.51%	1.32%
Credit Loss Provision	$	6,500	4,000	17,500	11,500	12,000
As a % of Average Loans and Leases (annualized)	%	0.15%	0.10%	0.42%	0.27%	0.28%
Trailing Twelve Months Net Charge-offs	$	62,957	49,723	45,912	46,568	43,758
As a % of Average Loans and Leases	%	0.40%	0.31%	0.28%	0.28%	0.26%
Allowance for Credit Losses (ACL) (3)	$	161,647	167,136	167,500	177,281	169,333
As a % of Loans and Leases HFI	%	0.96%	1.02%	0.99%	1.03%	0.94%
ACL / Nonaccrual Loans and Leases HFI	%	103.76%	161.14%	147.26%	156.92%	213.45%

(1) Amounts and ratios related to 2018 periods are for total loans and leases. Amounts and ratios for the 2017 period are for Non-PCI loans and leases.
(2) Classified loans and leases are those with a credit risk rating of substandard or doubtful.
(3) Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments.

PacWest Bancorp

Fourth Quarter 2018 | PACW | p. 26

Annual Credit Quality Trends(1) Amounts and ratios related to 2018 are for total loans and leases. Amounts and ratios for 2017 and 2016 are for Non-PCI loans and leases. Classified loans and leases are those with a credit risk rating of substandard or doubtful. Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments. Includes a $14.1 million benefit adjustment recorded in connection with the sale of $1.5 billion of cash flow loans. ($ in thousands) 2016 2017 2018 Nonaccrual Loans and Leases HFI $ 170,599 155,784 79,333 As a % of Loans and Leases HFI % 1.11% 0.92% 0.44% Nonperforming Assets (NPAs) $ 183,575 157,113 84,632 As a % of Loans and Leases & Foreclosed Assets % 1.20% 0.93% 0.47% Classified Loans and Leases HFI (2) $ 409,645 278,405 237,110 As a % of Loans and Leases HFI % 2.67% 1.65% 1.32% Credit Loss Provision $ 61,000 59,000 (4) 45,000 As a % of Average Loans and Leases % 0.42% 0.37% 0.27% Trailing Twelve Months Net Charge-offs $ 21,990 62,957 43,758 As a % of Average Loans and Leases % 0.15% 0.40% 0.26% Allowance for Credit Losses (ACL) (3) $ 161,278 161,647 169,333 As a % of Loans and Leases HFI % 1.05% 0.96% 0.94% ACL / Nonaccrual Loans and Leases HFI % 94.54% 103.76% 213.45%

Key Credit Trends – Loans HFI 0.96% 1.02% 0.99% 1.03% 0.94% 4Q17 1Q18 2Q18 3Q18 4Q18 ACL / Loans and Leases 1.65% 1.26% 1.40% 1.51% 1.32% 4Q17 1Q18 2Q18 3Q18 4Q18 Classified Loans and Leases / Loans and Leases 0.92% 0.63% 0.67% 0.66% 0.44% 4Q17 1Q18 2Q18 3Q18 4Q18 Nonaccrual Loans and Leases / Loans and Leases 0.93% 0.64% 0.69% 0.68% 0.47% 4Q17 1Q18 2Q18 3Q18 4Q18 NPAs / Loans and Leases and Foreclosed Assets

At December 31, 2018, the Company’s three largest loan relationships on nonaccrual status had an aggregate book balance of $41.9 million and represented 53% of total nonaccrual loans and leases. Nonaccrual and Delinquent Loan and Lease Detail % of Loan % of Loan 12/31/2018 9/30/2018 ($ in thousands) Balance Category Balance Category Balance Balance Real estate mortgage: Commercial 15,321 $ 0.3% 29,723 $ 0.6% 3,276 $ 824 $ Income producing and other residential 2,524 0.1% 3,259 0.1% 1,557 5,436 Total real estate mortgage 17,845 0.2% 32,982 0.4% 4,833 6,260 Real estate construction and land: Commercial 442 0.0% - 0.0% - - Residential - 0.0% - 0.0% 1,527 8,498 Total R.E. construction and land 442 0.0% - 0.0% 1,527 8,498 Commercial: Asset-based 32,324 1.0% 34,619 1.1% 47 - Venture capital 20,299 1.0% 35,520 1.7% 1,028 1,028 Other commercial 7,380 0.4% 9,579 0.5% 2,467 222 Total commercial 60,003 0.8% 79,718 1.1% 3,542 1,250 Consumer 1,043 0.3% 272 0.1% 581 605 Total 79,333 $ 0.4% 112,972 $ 0.7% 10,483 $ 16,613 $ Nonaccrual Loans and Leases Accruing and 30 - 89 Days Past Due 12/31/2018 9/30/2018

Deposits

Deposit Detail

($ in millions)	At or For the Year Ended December 31, 2018			At or For the Year Ended December 31, 2017		
Deposit Category	**Average $**	**Year-End $**	**Mix**	**Average $**	**Year-End $**	**Mix**
Noninterest-bearing demand deposits	$ 8,211	$ 7,889	42%	$ 7,076	$ 8,508	45%
Interest checking deposits	2,306	2,843	15%	1,787	2,227	12%
Money market deposits	4,705	5,044	27%	4,019	4,512	24%
Savings deposits	642	571	3%	707	690	4%
Total core deposits	15,864	16,347	87%	13,589	15,937	85%
Non-core non-maturity deposits	542	518	3%	1,151	863	4%
Total non-maturity deposits	16,406	16,865	90%	14,740	16,800	89%
Time deposits $250,000 and under	1,497	1,594	8%	1,862	1,710	9%
Time deposits over $250,000	359	412	2%	385	356	2%
Total time deposits	1,856	2,006	10%	2,247	2,066	11%
Total deposits [1]	$ 18,262	$ 18,871	100%	$ 16,987	$ 18,866	100%

Core: 87%


December 31, 2018
Interest checking deposits
Money market deposits
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand deposits


December 31, 2017
Interest checking deposits
Money market deposits
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand deposits

Core: 85%

(1) Does not include $1.9 billion and $2.1 billion of client investment funds held at December 31, 2018 and December 31, 2017, respectively.

PacWest Bancorp

Fourth Quarter 2018 | PACW | p. 31

Deposit Portfolio Includes brokered time deposits of $729 million with a weighted average maturity of 4 months and a weighted average cost of 2.21%. $18.9 $18.1 $17.9 $17.9 $18.9 0.53% 0.56% 0.68% 0.83% 1.10% 0.30% 0.31% 0.37% 0.46% 0.62% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 0.0 5.0 10.0 15.0 20.0 25.0 4Q17 1Q18 2Q18 3Q18 4Q18 Cost Balance ($ in Billions) Core Deposits Non-Core Deposits Cost of Average Interest-Bearing Deposits Cost of Average Total Deposits (In millions) Time Deposits Time Deposits Total $250,000 Over Time Maturities and Under $250,000 Deposits Due in three months or less 642 $ 171 $ 813 $ Due in over three months through six months 395 87 482 Due in over six months through twelve months 465 135 600 Due in over 12 months through 24 months 68 17 85 Due in over 24 months 24 2 26 Total 1,594 $ (1) 412 $ 2,006 $ December 31, 2018

Net Interest Margin

Includes 27bps in Q1 2016 and 29bps in Q4 2016 due to accelerated discount accretion from the payoff of nonaccrual PCI loans. Source: SNL Financial using data as of January 25, 2019 (1) Industry Leading Tax Equivalent Net Interest Margin (1) (1) 5.22% 5.53% 5.33% 5.26% 5.47% 5.16% 5.21% 5.08% 4.97% 5.11% 5.18% 4.99% 4.91% 3.32% 3.40% 3.36% 3.37% 3.35% 3.34% 3.45% 3.52% 3.51% 3.53% 3.62% 3.61% 3.79% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 PACW Reported TE NIM Banks $15-$40B Reported NIM

Includes 34bps in Q1 2016 and 35bps in Q4 2016 due to accelerated discount accretion from the payoff of nonaccrual PCI loans. See “Non-GAAP Measurements” slides beginning on slide 46. Source: SNL Financial using data as of January 25, 2019 Higher Loan Yields From Disciplined & Diversified Lending (1) (1) (2) 6.21% 6.57% 6.24% 6.17% 6.31% 5.94% 6.07% 6.01% 5.89% 6.11% 6.30% 6.20% 6.27% 5.76% 5.80% 5.79% 5.78% 5.75% 5.77% 5.87% 5.87% 5.74% 5.92% 6.09% 6.06% 6.11% 4.16% 4.18% 4.20% 4.13% 4.18% 4.20% 4.31% 4.45% 4.48% 4.53% 4.74% 4.81% 5.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 PACW - Reported TE Loan Yield PACW - Loan Yield Excluding Discount Accretion Banks $15-$40B - Reported Loan Yield

Source: SNL Financial using data as of January 25, 2019 Deposit Franchise: 4Q18 Deposit Cost of 62 Basis Points 0.24% 0.23% 0.20% 0.19% 0.19% 0.21% 0.25% 0.31% 0.30% 0.31% 0.37% 0.46% 0.62% 0.25% 0.26% 0.26% 0.26% 0.26% 0.27% 0.33% 0.39% 0.42% 0.46% 0.52% 0.62% 0.84% 0.13% 0.16% 0.36% 0.37% 0.39% 0.45% 0.70% 0.95% 1.15% 1.20% 1.45% 1.74% 1.92% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 PACW - Reported Deposit Cost Banks $15-$40B - Reported Deposit Cost Avg Fed Funds Rate

Asset-Sensitive Balance Sheet Benefits From Rising Rates Note: The above table presents forecasted net interest income and net interest margin for the next 12 months using the forward yield curve as the base scenario and shocking the static balance sheet for immediate and sustained parallel upward movements in interest rates of 100, 200 and 300 basis points. ($ in millions) Forecasted Percentage Forecasted Net Interest Income Change Net Interest Margin Interest Rate Scenario (Tax Equivalent) From Base (Tax Equivalent) Up 300 basis points 1,147.6 $ 9.4% 5.13% Up 200 basis points 1,115.9 6.4% 4.98% Up 100 basis points 1,082.4 3.2% 4.83% Base case 1,048.7 - 4.68% December 31, 2018 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Base Up 100 Up 200 Up 300 PacWest Bancorp Pro Forma Combined IRR Model Results - % Change in NII - Year 1 Static Balance Sheet - December 31, 2018 Sudden Parallel Shocks PACW

Controlled Expenses

Source: SNL Financial using data as of January 25, 2019 Efficiency Ratio Trend 39.3% 38.5% 40.6% 40.1% 40.1% 41.4% 40.3% 40.4% 41.0% 41.7% 39.8% 40.9% 41.7% 60.3% 61.7% 60.6% 58.6% 59.9% 61.1% 57.0% 56.4% 56.3% 57.2% 56.0% 55.1% 55.4% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 PACW Reported Efficiency Ratio Banks $15-$40B Median Efficiency Ratio

Focus and Execution Drive Efficiency 41.6% 38.5% 39.8% 40.8% 41.0% 2014 2015 2016 2017 2018 Efficiency Ratio $147 $193 $203 $245 $252 2014 2015 2016 2017 2018 Average Branch Size ($ - M)

Acquisitions

Acquisition Strategy In-Market Consolidation Market Expansion Asset Generation Capability Strong Core Deposit Base Sound Strategic Focus Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement

Strong Franchise Value

National Lending Combined With California Branch Network Los Angeles, CA Durham, NC Chevy Chase, MD Chicago, IL St. Louis, MO Denver, CO New York, NY Boston, MA Minneapolis, MN Austin, TX Campbell, CA Menlo Park, CA San Francisco, CA Seattle, WA Atlanta, GA San Diego, CA National Lending office Venture Banking office Community Banking branch Colorado Market Expansion Hired Jon Lorenz as Colorado Market President Added executive office Added loan production office Applying for license to operate a full branch

California-Based Public Banks and Thrifts

As of December 31, 2018

Rank	Company Name	Ticker		Assets ($000)	
1	Wells Fargo & Company	WFC	$	1,895,883,000	
2	First Republic Bank	FRC	$	99,205,204	
3	SVB Financial Group	SIVB	$	56,927,979	
4	East West Bancorp, Inc.	EWBC	$	41,042,356	
5	PacWest Bancorp	PACW	$	25,731,354	
6	Cathay General Bancorp	CATY	$	16,785,760	
7	Hope Bancorp, Inc.	HOPE	$	15,305,952	
8	CVB Financial Corp.	CVBF	$	11,529,153	
9	Pacific Premier Bancorp, Inc.	PPBI	$	11,487,387	
10	Banc of California, Inc.	BANC	$	10,630,067	
11	Axos Financial, Inc.	AX	$	9,791,520	*
12	Farmers & Merchants Bank of Long Beach	FMBL	$	7,308,236	
13	Opus Bank	OPB	$	7,180,903	
14	Luther Burbank Corporation	LBC	$	6,937,212	
15	TriCo Bancshares	TCBK	$	6,318,865	*
16	Mechanics Bank	MCHB	$	6,004,338	*
17	Westamerica Bancorporation	WABC	$	5,568,526	
18	Hanmi Financial Corporation	HAFC	$	5,502,219	
19	First Foundation, Inc.	FFWM	$	5,466,282	*
20	Preferred Bank	PFBC	$	4,215,502	
21	Farmers & Merchants Bancorp	FMCB	$	3,183,462	*
22	Heritage Commerce Corp	HTBK	$	3,096,562	
23	1867 Western Financial Corporation	WFCL	$	3,055,266	*
24	RBB Bancorp	RBB	$	2,975,480	
25	Exchange Bank	EXSR	$	2,612,514	*
26	Sierra Bancorp	BSRR	$	2,522,502	
27	Bank of Marin Bancorp	BMRC	$	2,520,892	
28	River City Bank	RCBC	$	2,183,436	*
29	American Business Bank	AMBZ	$	2,157,443	
30	Pacific City Financial Corporation	PCB	$	1,697,028	

PacWest Bancorp

* Assets are as of September 30, 2018. All assets amounts using data from SNL Financial as of January 29, 2019.

Fourth Quarter 2018 | PACW | p. 45

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The table below and on the following slide present reconciliations of certain GAAP to non-GAAP financial measures. Non-GAAP Measurements Adjusted Loan and Lease Yield December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 Reported loan and lease yield 5.89% 6.11% 6.30% 6.20% 6.27% Less: Acquired loan discount accretion (0.15)% (0.19)% (0.21)% (0.14)% (0.16)% Loan and lease yield excluding discount accretion 5.74% 5.92% 6.09% 6.06% 6.11% Three Months Ended

Non-GAAP Measurements

($ in thousands, except per share amounts)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Tangible Common Equity Ratio & Tangible Book Value Per Share					
Stockholders' equity	$ 4,825,588	$ 4,741,685	$ 4,777,959	$ 4,867,490	$ 4,977,598
Less: Intangible assets	2,605,790	2,610,776	2,616,363	2,621,950	2,628,296
Tangible common equity	$ 2,219,798	$ 2,130,909	$ 2,161,596	$ 2,245,540	$ 2,349,302
Total assets	$ 25,731,354	$ 24,782,126	$ 24,529,557	$ 24,149,330	$ 24,994,876
Less: Intangible assets	2,605,790	2,610,776	2,616,363	2,621,950	2,628,296
Tangible assets	$ 23,125,564	$ 22,171,350	$ 21,913,194	$ 21,527,380	$ 22,366,580
Equity to assets ratio	18.75%	19.13%	19.48%	20.16%	19.91%
Tangible common equity ratio (1)	9.60%	9.61%	9.86%	10.43%	10.50%
Book value per share	$ 39.17	$ 38.46	$ 38.36	$ 38.47	$ 38.65
Tangible book value per share (2)	$ 18.02	$ 17.28	$ 17.35	$ 17.75	$ 18.24
Shares outstanding	123,189,833	123,283,450	124,567,950	126,537,871	128,782,878
Return on Average Tangible Equity					
Net earnings	$ 115,041	$ 116,287	$ 115,735	$ 118,276	$ 84,037
Average stockholders' equity	$ 4,758,401	$ 4,748,819	$ 4,832,480	$ 4,901,207	$ 4,920,498
Less: Average intangible assets	2,608,497	2,614,055	2,619,351	2,625,593	2,495,876
Average tangible common equity	$ 2,149,904	$ 2,134,764	$ 2,213,129	$ 2,275,614	$ 2,424,622
Return on average equity	9.59%	9.72%	9.61%	9.79%	6.78%
Return on average tangible equity (3)	21.23%	21.61%	20.98%	21.08%	13.75%

(1) Tangible common equity divided by tangible assets

(2) Tangible common equity divided by shares outstanding

(3) Annualized net earnings divided by average tangible common equity

PacWest Bancorp

Fourth Quarter 2018 | PACW | p. 47